Exhibit 99.2

PROFORMA FINANCIAL STATEMENTS

	SINO-BON			Sunnyside
	ENTERTAINMENT INC.			Acres Mobile Estates
	CONSOLIDATED			CONSOLIDATED							PROFORMA
	BALANCE SHEETS			BALANCE SHEETS				Proforma Adjustments			BALANCE SHEETS
	March 31,	December 31,		March 31,		December 31,		March 31,		December 31,	March 31,	December 31,
ASSETS	2010	2009		2010		2009		2010		2009	2010	2009
CURRENT ASSETS:
Cash and cash equivalents	$1,228,357	$1,150,533	$		$		$		$		$1,228,357	$1,150,533
Restricted Cash (Note 2)	4,222,043	6,578,898									4,222,043	6,578,898
Accounts receivable, net (Note 2)	15,046,139	11,244,439									15,046,139	11,244,439
Other receivable, net	1,728,578	1,853,294									1,728,578	1,853,294
Due from related party (Note 6)	3,108,070	2,976,599									3,108,070	2,976,599
Notes receivable	14,650	29,338									14,650	29,338
Inventories (Note 3)	4,868,590	3,055,321									4,868,590	3,055,321
Trade deposit paid, net	1,118,449	3,164,109									1,118,449	3,164,109
Prepaid expenses and other assets	17,795	28,452									17,795	28,452
Total current assets	31,352,671	30,080,983		0		0		0		0	31,352,671	30,080,983
NON-CURRENT ASSETS
Long-term investments (Note 4)	504,881	504,881									504,881	504,881
Other assets	99,110	107,826									99,110	107,826
Construction in progress	771,521	555,646									771,521	555,646
Property, plant and equipment, net (Note 2)	5,527,077	5.592,283									5,527,077	5.592,283
Intangible assets, net (Note 2)	1,712,036	1,817,419									1,712,036	1,817,419
TOTAL ASSETS	$39,967,296	$38,659,039		$-		$-		$-		$-	$39,967,296	$38,659,039
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Short-term bank loan (Note 7)	$5,860,050	$7,525,084	$		$		$		$		$5,860,050	7,525,084
Bank's acceptance (Note 5)	6,434,212	6,505,554									6,434,212	6,505,554
Account payables	6,903,026	6,246,184		202		2,043		(202)		(2,043)	6,903,026	6,246,184
Accrued expenses and other payables	3,945,500	4,305,649									3,945,500	4,305,649
Due to related party - current	444,028	431,349									444,028	431,349
Customer deposits	1,035,026	612,841									1,035,026	612,841
Income tax payable	903,957	1,431,313									903,957	1,431,313
Total current liabilities	25,525,799	27,057,974		202		2,043		(202)		(2,043)	25,525,799	27,057,974
Other payable	27,629	-									27,629	-
Due to related party (Note 6)	4,321,905	4,321,905									4,321,905	4,321,905
Total liabilities	29,875,333	31,379,879		202		2,043		(202)		(2,043)	29,875,333	31,379,879
STOCKHOLDERS' EQUITY
Capital stock, $0.001 par value - 50,000,000 shares authorized	50,000	50,000		8,000		8,000		(33,000)		(33,000)	25,000	25,000
Additional paid-in capital	1,367,823	1,367,823		156,760		153,794		(131,760)		(128,794)	1,392,823	1,392,823
Retained earnings	8,265,638	5,939,133		(164,962)		(163,837)		164,962		163,837	8,265,638	5,939,133
Statutory reserves	485,237	-									485,237	-
Accumulated other comprehensive income	(26,735)	(27,796)									(26,735)	(27,796)
Stock subscription receivable	(50,000)	(50,000)									(50,000)	(50,000)
Total stockholders' equity	10,091,963	7,279,160		(202)		(2,043)		202		2,043	10,091,963	7,279,160
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$39,967,296	$38,659,039		$-		$-		$-		$-	$39,967,296	$38,659,039

	SINO-BON			Sunnyside Acres
	ENTERTAINMENT INC.			Mobile Estates							Proforma
	STATEMENTS			STATEMENT							STATEMENTS
	OF OPERATIONS			OF OPERATIONS				Proforma Adjustments			OF OPERATIONS

	Three months March 31,			March 31,		March 31,		March 31,		March 31,	March 31,	March 31,
	2010	2009		2010		2009		2010		2009	2010	2009

Sales, net	$24,889,677	$3,944,763	$		$		$		$		$24,889,677	$3,944,763
Cost of sales	19,824,910	3,790,673									19,824,910	3,790,673
Gross profit	5,064,767	154,089									5,064,767	154,089

Operating income/(expenses)
Other Income	80,931	-									80,931	-
Selling, general and administrative expenses	(1,453,385)	(110,204)		(1,125)		(5,500)		1,125		5,500	(1,453,385)	(110,204)

Income from Operations	3,692,313	43,886		(1,125)		(5,500)		1,125		5,500	3,692,313	43,886

Other income/(expenses)
Interest income	33,892	-									33,892	-
Other income	5,493	-									5,493	-
Non operating income	109,913	14,624									109,913	14,624
Non operating expenses	(322)	(366)									(322)	(366)
Finance costs	(92,162)	(47,713)									(92,162)	(47,713)
Profit before income tax	3,749,127	10,431		(1,125)		(5,500)		1,125		5,500	3,749,127	10,431

Income taxes	(937,385)	-									(937,385)	-

Net income	$2,811,742	$10,431		$(1,125)		$(5,500)		$1,125		$5,500	$2,811,742	$10,431

COMPREHENSIVE INCOME
Net Income	$2,811,742	$10,431		$(1,125)		$(5,500)		$1,125		$5,500	$2,811,742	$10,431
Other Comprehensive Income
Foreign currency translation adjustment	1,061	(25,256)									1,061	(25,256)
TOTAL COMPREHENSIVE INCOME	$2,812,803	$(14,825)		$(1,125)		$(5,500)		$1,125		$5,500	$2,812,803	$(14,825)

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – BASIS OF PRESENTATION

In May, 2010, Sino-Bon Entertainment Inc. (the “Company”) entered into a Share Exchange Agreement with Sunnyside Acres Mobile Estates (Sunnyside), whereby Sunnyside acquired 100% of the issued and outstanding capital stock of the Company in exchange for 17,000,000 shares of the common stock of Sunnyside. As a result of the reverse acquisition, the Company became Sunnyside's wholly-owned subsidiary and the former shareholders of the Company became controlling stockholders of Sunnyside.  The share exchange transaction with Sunnyside was treated as a reverse acquisition, with the Company as the accounting acquirer and Sunnyside as the acquired party.

Consequently, the assets and liabilities and the historical operations that will be reflected in the consolidated financial statements for periods prior to the Share Exchange Agreement will be those of the Company and will be recorded at the historical cost basis.  After the completion of the Share Exchange Agreement, the Company’s consolidated financial statements will include the assets and liabilities of the Company and Sunnyside, the historical operations of the Company and the operations of Sunnyside from the closing date of the Share Exchange Agreement.

These pro forma consolidated financial statements are prepared assuming the above transaction occurred as of March 31, 2010 (as to the balance sheet) and for the three months ended at March 31, 2010 (as to the income statements).

Audited financial statements of the Company and Sunnyside have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Sunnyside and the Company.

Note 2 – PRO FORMA ADJUSTMENTS

Proforma Adjustments			Proforma Adjustments
March 31, 2010			December 31, 2009

Accounts Payable	$202		Accounts Payable	$2,043
Additional Paid in Capital	164,760		Additional Paid in Capital	161,794
Retained Earnings		$164,962	Retained Earnings		$163,837
Eliminate Shells Equity Accounts			Eliminate Shells Equity Accounts

Capital Stock	50000		Capital Stock	50000
Additional Paid in Capital		50000	Additional Paid in Capital		50000
Eliminate Sino-Bon Capital			Eliminate Sino-Bon Capital

Additional Paid in Capital	17,000		Additional Paid in Capital	17,000
Capital Stock		17,000	Capital Stock		17,000
Record Merger shares issued			Record Merger shares issued

	$231,962	$231,962		$230,837	$230,837

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